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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                         CREDIT SUISSE HIGH INCOME FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Richard L. Lindquist, the portfolio manager of the fund, is joined by Misia K. Dudley, Philip L. Schantz, Mary Ann Thomas, John M. Tobin, John F. Dessauer and Michael Dugan (see biographies below), who are members of the high yield management team. The high yield management team, comprising of Mr. Lindquist and all of the individuals listed below, will be responsible for the day-to-day management of the fund.

CERTAIN MANAGER BIOGRAPHIES

MISIA K. DUDLEY, DIRECTOR, came to CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston. Prior to joining CSAM, Ms. Dudley had been a bond analyst with CS First Boston or its predecessor firms since 1989. She has been a member of the high yield management team since 1989. Ms. Dudley holds a B.A. in history from Yale University.

PHILIP L. SCHANTZ, DIRECTOR, came to CSAM in 2000. Prior to joining CSAM, Mr. Schantz had been a Senior Vice President and high-yield bond analyst at Prudential Securities where he spent 11 years. He has been a member of the high yield management team since 2000. Mr. Schantz holds a B.A. in government from Lehigh University.

MARY ANN THOMAS, CFA, DIRECTOR, came to CSAM in 1997. Prior to joining CSAM, Ms. Thomas had been a Vice President and high-yield bond analyst at Prudential Insurance Company of America since 1994. She has been a member of the high yield management team since 2000. Ms. Thomas holds a B.A. in economics and political science from Yale University and an M.B.A. in finance from the University of Pennsylvania's Wharton School.

JOHN M. TOBIN, CFA, DIRECTOR, came to CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston. Prior to joining CSAM, Mr. Tobin had been a bond analyst with CS First Boston or its predecessor firms since 1990. He has been a member of the high yield management team since 1990. Mr. Tobin holds B.A., M.A. and Ph.D. degrees in economics from Fordham University.

JOHN F. DESSAUER, CFA, VICE PRESIDENT, is a credit analyst and has been a member of the high yield management team since 1999. Mr. Dessauer joined CSAM in 1999 following five years at SEI Investments in Philadelphia, where he was a senior analyst focusing on high yield, municipal debt and large-capitalization equities. Mr. Dessauer holds a B.A. in economics from Boston College.

MICHAEL J. DUGAN, ASSISTANT VICE PRESIDENT, is a client portfolio manager and has been a member of the high yield management team since 2001. Mr. Dugan joined CSAM in 2000 following two years at Arnhold and S. Bleichroeder, where he was an associate in the institutional sales and marketing group. Previously, Mr. Dugan was an assistant supervisor in the client service group at Neuberger Berman LLC, where he had worked since 1996. Mr. Dugan holds a B.A. in political science from the University of Rhode Island.


Dated: October 11, 2002                                          CSHIF-16-1002